SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2004

                               Fellows Energy Ltd.
                               -------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                              000-33321                        33-0967648
------                              ---------                        ----------
(State or other               Commission File Number           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)





                      8716 Arapahoe Road, Boulder, CO 80303
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 308-6108
                                 --------------
                           (Issuer's Telephone Number)





                  9323 Vista Serena, Cypress, California 90630
                                 (714) 220-1806
    -----------------------------------------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On January 5, 2004, Fellows Energy Ltd., (the "Registrant") closed the purchase of certain interests in certain oil and gas leases owned by Diamond Oil & Gas Corporation, a Nevada corporation ("Diamond") in exchange for 3,500,000 shares of the Registrant's common stock. Pursuant to the Purchase Agreement between the Registrant and Diamond, dated December 8, 2003 ("Agreement"), the Registrant (i) issued 3,500,000 shares of the Registrant's common stock to Diamond; (ii) completed a private placement of $2,750,000, pursuant to which the Registrant issued 2,750,000 shares of its common stock at $1.00 per share; (iii) appointed George S. Young as the President, Chief Executive Officer and a director of the Registrant and Steven L. Prince as the Vice President and a director of the Registrant; and (iv) accepted the resignation of its current management and redeemed 52,610,000 shares of common stock owned by the outgoing and former management in exchange for an aggregate sum of $25,000. As a result of these transactions, the Registrant's total issued and outstanding shares of common stock is 41,493,150.

As a result of this transaction, Diamond directly owns 3,500,000 shares of the Issuer's common stock which comprises 8.4% of the Issuer's total issued and outstanding shares. Diamond has sole voting and dispositive power as to the 3,500,000 shares. George Young is the sole officer, director and shareholder of Diamond. On January 5, 2004, George S. Young, sole owner, officer and director of Diamond was appointed to the Registrant's Board of Directors, along with Steven L. Prince.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT


The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 5, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

    TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL         AMOUNT AND NATURE OF BENEFICIAL            PERCENT OF CLASS
                                          OWNER                                  OWNER
------------------------    ----------------------------------    ------------------------------------     -------------------------
Common Stock                Diamond Oil & Gas Corporation (1)              3,500,000 shares                          8.4%


Common Stock                George S. Young(1)                             3,500,000 shares                          8.4%
                                                                       Chief Executive Officer,
                                                                          President, Director

Common Stock                Steven L. Prince                                   No shares                              0%
                                                                       Vice President, Director

Common Stock                John R. Muellerleile                             56,500 shares                           0.1%
                                                                    former Chief Executive Officer

Common Stock                All directors and named                        3,500,000 shares                          8.4%
                            executive officers as a group
(1)      Diamond Oil & Gas Corporation is owned by George S. Young; therefore,
         Mr. Young is the beneficial owner of the shares held by Diamond Oil &
         Gas Corporation.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth information regarding the Registrant's current executive officers and directors:

================== ======== ===================================================
Name                 Age    Position
------------------ -------- ---------------------------------------------------
George S. Young       52    President, Chief Executive Officer and Director
------------------ -------- ---------------------------------------------------
Steven L. Prince      39    Vice President, Director
================== ======== ===================================================

GEORGE S. YOUNG. On January 5, 2004, Mr. Young was appointed as President, Chief Executive Officer and Chairman of our Board of Directors. Mr. Young is an experienced business executive in the mining and petroleum industries. He is an attorney and engineer by profession, and began his legal career in the law department of Exxon Company USA. Mr. Young also worked at Kennecott Copper Corporation as a metallurgical engineer involved in the construction and start-up of a new copper smelter and later as general counsel and in management of major mining corporations and utilities. From 1998 to 2002, Mr. Young was a partner at the firm of Pruitt Gushee & Bachtell located in Salt Lake City, Utah. Prior to that Mr. Young was the president of Oro Belle Resources Corporation in Golden, Colorado from 1996 to 1998. Previous positions also include General Counsel and Acting General Manager for the Intermountain Power Project, a $4.4 billion coal-fired power project; Domestic Minerals Division Counsel for Getty Oil Company; and General Counsel for Bond International Gold, Inc. Most recently, Mr. Young currently serves as a director and president of Palladon Ventures Ltd., a British Columbia corporation which trades on the Canadian Stock Exchange under the trading symbol PLL.V, and is an exploration company with properties in Southern Argentina, and MAG Silver Corporation, a British Columbia corporation, which trades on the Canadian Stock Exchange under the trading symbol MAG.V, and is an exploration company with projects in Mexico. Mr. Young is the sole owner, officer and director of Diamond Oil & Gas Corporation, a privately held Nevada corporation. He holds a B.Sc. in Metallurgical Engineering which he earned in 1975 from the University of Utah and a J.D. degree which he earned in 1979 from the University of Utah. Mr. Young is a member of the Society of Mining Engineers, and the state bars of Utah, Colorado and Texas. Mr. Young is not an officer or director or director of any other reporting company.

STEVEN L. PRINCE. As of January 5, 2004, Mr. Prince was appointed as our Vice President and a member of our Board of Directors. Mr. Prince is a petroleum engineer with over 13 years of operating experience in conventional oil and gas drilling and in coal bed methane drilling and field development. From 2003 to the present, Mr. Price has been a Senior Petroleum Engineer for the Navajo Indian Nation. From 2001 to 2003, Mr. Price was an Operations Manager with CBM Production Consultants. From 1997 to 2002, he served as Executive Director of the Castle Valley Gas Producers Council, a gas industry trade association. Previous positions also include Drilling Engineer with Shell Western Exploration & Production; Operations Manager and Engineering Manager with River Gas Corporation in which he played a significant role in developing the Drunkard's Wash Field, one of the most successful coal bed methane fields in the United States, located in Central Utah. Mr. Prince is a member of the Society of Petroleum Engineers and the Rocky Mountain Association of Geologists. Mr. Prince received his B.S. in Petroleum Engineering from Montana College of Mining, Science and Technology in 1987. Mr. Prince is not an officer or director of any other reporting company.

There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

ITEM 2. ACQUISITION OF ASSETS. Pursuant to the Agreement, the Registrant (i) issued 3,500,000 shares of the Registrant's common stock to Diamond; (ii) completed a private placement of $2,750,000, pursuant to which the Registrant issued 2,750,000 shares of its common stock at $1.00 per share; (iii) appointed George S. Young as the President, Chief Executive Officer and a director of the Registrant and Steven L. Prince as the Vice President and a director of the Registrant; and (iv) accepted the resignation of its current management and redeemed 52,610,000 shares of common stock owned by the outgoing and former management in exchange for an aggregate sum of $25,000. As a result of these transactions, the Registrant's total issued and outstanding shares of common stock is 41,493,150.

Pursuant to the Agreement described above, the Registrant concluded the purchase of Diamond's interests in certain oil and gas leases in Utah ("Leases") by means of acquiring the assignment of rights that Diamond acquired from UCM Investment Corporation in exchange for 3,500,000 shares of the Registrant's common stock. Under the terms of the Agreement, the Registrant will assume the ownership interests and exploration obligations that accompany the Leases. In addition, Diamond will commit to negotiate the possible acquisition of interests in additional properties being actively negiotiated by Diamond on behalf of the Registrant.

Prior to the transaction, the Registrant's operations consisted primarily of providing business consulting services in the retail automobile fueling industry. Since the completion of the Agreement, the Registrant's primary operations now consist of operations related to the Leases acquired from Diamond and possible acquisition of interests in other such properties. The Registrant intends to move its offices to 8716 Arapahoe Road, Boulder, CO 80303, and telephone number to (720) 308-6108.

There are several risks typically associated with operations of this type. As a result of this transaction, the Registrant undertakes to disclose in its upcoming annual report, a description of its anticipated oil and gas operations pursuant to Section 2 of the Exchange Act Industry Guide, including a description of leases or any other property or interests held, any reserves reported to other agencies, production data, productive wells and acreage, undeveloped acreage, drilling activity, present activities, and delivery commitments.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS. On January 5, 2004, John R. Muellerleile resigned as the President, Secretary and director of the Registrant pursuant to the terms of the Agreement referenced herein. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Muellerleile's resignation is filed as Exhibit 17.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial information required by this Item will be filed by amendment no later than 75 days following the closing date of the Agreement.

INDEX TO EXHIBITS

10.1     Purchase Agreement with Diamond Oil and Gas Corporation

17.1     Resignation of John R. Muellerleile

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            Fellows Energy Ltd.


January 6, 2004                    By:      /s/ George S. Young
                                            ----------------------------------
                                            George S. Young,
                                            President and
                                            Chief Executive Officer